Banknorth Group, Inc.

Banknorth Group, Inc.

Annual Meeting of Shareholders
April 22, 2003

Investor Relations
barsenault@banknorth.com
www.banknorth.com

NYSE:BNK

Corporate Governance
at
Banknorth

Your Board's Past & Present Governance

- Informed Caretakers & Gatekeepers Protecting your Long-Term Interests
- External Review by ISS with a Corporate Governance Quotient Outperforming 87.8% of our Peers and 83.6% of Fortune 400
  - Majority of Independent Directors
  - Designation of Lead Directors
  - Code of Conduct Since 1991
  - Adoption of Formal Corporate Governance Guidelines

Banknorth Group, Inc.

Your Board Committees

- Audit Committee
  - Designation of Financial Expert
- Human Resources Committee
- Nominating and Corporate Governance Committee
- Strategic Planning Committee
- Executive Committee

Banknorth Group, Inc.

Our Plans to Further Good Corporate Governance in 2003 and Beyond

- Refine our Board and Committee Evaluation Process
- Formalize New Director Orientation
- Formalize our Continuing Director Education Program
- Develop "Independence Standards" for all Board Members
- Continue to Protect Long-Term Interests of our Constituents

Banknorth Group, Inc.

Banknorth Group, Inc.

Annual Meeting of Shareholders
April 22, 2003

Investor Relations
barsenault@banknorth.com
www.banknorth.com

NYSE:BNK

Promises Kept

Promises Kept

Record Earnings in a Soft Economy

- 2002 $298.6 Million $1.99 EPS (diluted)
- 2003 1st Qtr. $ 84.3 Million* $0.53 EPS (diluted)*

2003 Will be 10th Record Earnings Year*

- 8 of Past 9 Years Were Record Net Income Years
- Noninterest Income up $100+ Million Since 1998

*Exclusive of Special Charges, Most Merger Related

Promises Kept

Geographic Expansion in Massachusetts and Connecticut

2002

- Ipswich and Warren in key Boston North Shore Market
- Bancorp Connecticut - Southington Savings

2003

- American Financial Holdings Takes us from 14th to 5th in Connecticut

Banknorth Group, Inc.

Banknorth Group, Inc.

Banknorth

An Emerging Northeast Financial Services Powerhouse



Current Locations
360 Bank Branches
Peoples Heritage Bank
Bank of New Hampshire
Banknorth Massachusetts
Banknorth Connecticut
Banknorth Vermont
Evergreen Bank
21 Banknorth Insurance Offices
42 Bancnorth Investment Planning Offices
21 Banknorth Investment Management Offices

Promises Kept

Enhance Shareholder Value

- Move to NYSE
- 19 Million Shares Repurchased 2000-2002; 7 Million More Authorized
- Dividend Increased 32% 1998-2002
- Stock Performance
  - Outperformed S&P 500 & Nasdaq Composite on a one-year, three-year and five-year basis
  - Outperformed Keefe Bank Index on a one-year and three-year basis, down slightly on a five-year basis
  - 10th among "Fortune 1000" 40 Recognized Banks in 10-Year Return to Shareholders, 18th in one-year return

Promises Kept

Don't Lose Community Bank Focus

- 234,000 Employee Volunteer Hours in 2002
  - 63,000 Education-Related Hours
  - Nearly 4,000 Local Agencies Benefited
  - Over 700 Employees are Multi-Lingual; Covering Nearly 70 Languages
- $30 Million Charitable Foundation Established
- $47 Million in Affordable Housing Loans Made
- Initiative Launched to Make Every ATM Site Accessible to Visually Impaired

Banknorth Group, Inc.

"A New England Banking Phenomenon"
New England Cable News

Who Would Have Thought . . . .

- From $2 Billion to $26 Billion in a Decade
- A "Forbes Platinum 400"
  "America's Best Big Companies"
- A Business Week "Global 1000"
  "Worlds Highest Market Value Companies"
- Top 10% of S&P Mid-Cap 400 by Market Value

Promises Kept

Financial Performance

Banknorth Group, Inc.

Focused Financial Performance

- Earnings Growth
- Fee Income Expansion
- Key Financial Measurements

Banknorth Group, Inc.

Focused Financial Performance

Earnings

Dollars in Millions



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$186.9*
$141.7
$217.8*
$197.0
$224.4*
$191.7
$247.9*
$238.8
$308.2*
$298.6
1998
1999
2000
2001
2002

*Exclusive of Special Items

Focused Financial Performance

Earnings Per Diluted Share



$2.15
$1.90
$1.65
$1.40
$1.15
$0.90
$1.25*
$0.95
$1.48*
$1.34
$1.55*
$1.32
$1.75*
$1.68
$2.06*
$1.99
1998
1999
2000
2001
2002

*Exclusive of Special Items

Banknorth Group, Inc.

Focused Financial Performance

Fee Income (Total Noninterest Income)*

Dollars in Millions



$300
$250
$200
$150
$100
$161.1
$191.1
$226.6
$239.2
$267.2
1998
1999
2000
2001
2002

* Excludes securities gains (losses)

Focused Financial Performance

Return on Average Assets


1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
1.19%*
0.90%
1.24%*
1.12%
1.22%*
1.05%
1.34%*
1.29%
1.44%*
1.39%
1998
1999
2000
2001
2002

*Exclusive of Special Items

Focused Financial Performance

Return on Average Equity



20%
18%
16%
14%
12%
10%
15.78%*
11.96%
18.16%*
16.42%
18.35%*
15.69%
17.11%*
16.48%
16.77%*
16.25%
1998
1999
2000
2001
2002

*Exclusive of Special Items

Banknorth Group, Inc.

Focused Financial Performance

Efficiency Ratio



70%
65%
60%
55%
50%
68.01%
60.33%*
60.57%
57.14%*
61.67%
55.34%*
55.34%
54.59%*
54.10%
53.09%*
1998
1999
2000
2001
2002

*Exclusive of Special Items And Securities Gains (losses)

Banknorth Group, Inc.

Focused Financial Performance

Net Interest Margin



4.2%
4.0%
3.8%
3.6%
3.4%
3.2%
4.02%
3.80%
3.60%
3.99%
4.07%
1998
1999
2000
2001
2002

Focused Financial Performance

Capital Ratios



15.00%
10.00%
5.00%
0.00%
6.02%
7.13%
12.15%
5.42%
6.54%
11.21%
TE/TA
Tier 1 Lever
Total Risk
12/31/02
TE/TA
Tier 1 Lever
Total Risk
3/31/03

Banknorth Group, Inc.

Banknorth Group, Inc.

Asset Quality

Compared to the Country's 50 Largest Banks*

NPA's/Loans & Oreo	8th
Reserves/NPL's	8th
Net Charge Offs	14th

Source: *KBW "Large Cap Brief Book" 4th Quarter, 2002

Promises Kept

1st Quarter Results

	2003	2002	
Net Income	$ 81.4 Million	$ 68.5 Million	Up 19%
Diluted EPS	51 Cents	45 Cents	Up 13%
Net Interest Income	$206.1 Million	$196.5 Million	Up 5%
Noninterest Income	$ 78.2 Million	$ 61.6 Million	Up 27%
Noninterest Expense	$149.9 Million	$142.9 Million	Up 5%

New Promises to Keep

The Future

Banknorth Group, Inc.

New Promises to Keep

What We Will Not Do

- Bet the Company on a Single Scheme
- Stay in Unprofitable Business Lines
- Enter High Risk Lines
- Overpay for Acquisitions or Overreach in DeNovo Branching

Renewed Promises to Keep

What We Will Do

- Continue to Enhance Shareholder Value
- Continue Strong Focused Financial Performance
- Continue Tried & True Strategies
- Continue to Serve the Banking and Financial Services Needs of Our Communities

Note on Forward Looking Information

This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of Banknorth. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting Banknorth's operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or cost savings at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access Banknorth's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding Banknorth.

Banknorth Group, Inc.

Banknorth **Group, Inc. and Subsidiaries**
Reconciliation Table - Non GAAP Financial Information (Unaudited)

(In thousands, except per share data)	Year Ended December 31,				
	2002	2001	2000	1999	1998
Operating income	$308,205	$247,927	$224,354	$217,774	$186,946
Special items, net of tax					
Merger related	(7,487)	(2,464)	(26,301)	(16,029)	(45,202)
Discontinuation of correspondent mortgage business	-	-	-	(4,787)	-
Merchant processing contract termination	-	-	(2,152)	-	-
Write-down of auto lease residuals	-	(580)	(2,577)	-	-
Charter consolidation	(2,340)	(633)	-	-	-
Other special charges	260	(1,268)	(1,590)	-	-
Extraordinary items - early extinguishment of debt, net of tax	-	(3,897)	-	-	-
Cumulative effect of change in accounting principles, net of tax	-	-	-	-	-
Subtotal	(9,567)	(9,132)	(32,620)	(20,816)	(45,202)
Net income in accordance with accounting principles generally accepted in the United States of America	$298,638	$238,795	$191,734	$196,958	$141,744

Banknorth Group, Inc. and Subsidiaries
Reconciliation Table - Non GAAP Financial Information (Unaudited)

(In thousands, except per share data) Year Ended December 31,

Diluted earnings per share - Operating	$2.06	$1.75	$1.55	$1.48	$1.25
Effects of special items, extraordinary items and cumulative effect of change in accounting principle, net of tax	(0.07)	(0.07)	(0.23)	(0.14)	(0.30)
GAAP diluted earnings per share	$1.99	$1.68	$1.32	$1.34	$0.95
Return on average assets - Operating	1.44%	1.24%	1.22%	1.24%	1.19%
Effects of special items, extraordinary items and cumulative effect of change in accounting principle, net of tax	-0.05%	-0.05%	-0.17%	-0.12%	-0.29%
GAAP return on average assets	1.39%	1.29%	1.05%	1.12%	0.90%
Return on average equity - Operating	16.77%	17.11%	18.35%	18.16%	15.78%
Effects of special items, extraordinary items and cumulative effect of change in accounting principle, net of tax	-0.52%	-0.63%	-2.66%	-1.74%	-3.82%
GAAP return on average equity	16.25%	16.48%	15.69%	16.42%	11.96%

Banknorth Group, Inc. and Subsidiaries
Reconciliation Table - Non GAAP Financial Information (Unaudited)

(In thousands, except per share data)

	Year Ended December 31,				
	2002	2001	2000	1999	1998
Efficiency ratio - Operating	53.09%	54.59%	55.34%	57.14%	60.33%
Effects of securities gains	0.37%	0.08%	-1.15%	0.05%	0.59%
Effects of special items, extraordinary items and cumulative effect of change in accounting principle, net of tax	0.64%	0.67%	7.48%	3.38%	7.09%
GAAP efficiency ratio (1)	54.10%	55.34%	61.67%	60.57%	68.01%
Noninterest income (excluding securities gains/(losses))	$267,226	$239,176	$226,644	$191,140	$161,124
Securities gains/(losses)	7,282	1,329	(15,456)	655	6,423
GAAP noninterest income	$274,508	$240,505	$211,188	$191,795	$167,547

(1) The efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income and noninterest income.

Note on non-GAP Measures

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's management uses these non-GAAP measures in its analysis of the Company's performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as the amortization of intangible assets in the case of "cash basis" performance measures. These non-GAAP measures also may exclude other significant gains or losses that are unusual in nature. Because these items and their impact on the Company's performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company's core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

Banknorth Group, Inc.

Annual Meeting of Shareholders
April 22, 2003

Investor Relations
barsenault@banknorth.com
www.banknorth.com

NYSE: BNK

Banknorth Group, Inc.